TRADE ACCOUNTS RECEIVABLE, NET - Summary of Changes in Allowance For Doubtful Accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Allowance for Doubtful Accounts Receivable [Roll Forward]
Allowance for doubtful accounts balance, beginning balance	$ 253	$ 165	$ 594
Additions charged to income	403	253	165
Deductions credited to trade receivables	(253)	(165)	(594)
Allowance for doubtful accounts balance, ending balance	$ 403	$ 253	$ 165